                                                                   EXHIBIT 10.22

                              SECOND AMENDMENT TO
                              EMPLOYMENT AGREEMENT



     THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (this "Second Amendment") is made and entered into as of December 4, 1996, by and between FLORES & RUCKS, INC., a Delaware corporation ("Company"), and ("Employee").

                                   BACKGROUND

     A. The Company and Employee are parties to an Employment Agreement dated as of September 1, 1995, as amended by that certain First Amendment to Employment Agreement dated as of May 8, 1996 (as amended, the "Agreement").

     B. The Company and Employee wish to amend the Agreement as hereinafter set forth.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the full receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Amendment to Definition of "Corporate Change." Subsection (v) of the last full paragraph of Subsection 7(e) of the Agreement is hereby deleted and restated as follows:

     "(v) James C. Flores, the 1996 Flores Family Limited Partnership, the 1996 James Flores Children Trust, the 1996 Cherie Flores Children Trust, William
     W. Rucks, IV, the 1996 Rucks Family Limited Partnership, the 1996 William Rucks Children Trust, and the 1996 Catherine Rucks Children Trust, collectively, own less than 20% of the Company's outstanding common stock, or . . ."

     2. Agreement to Remain in Effect. Except to the extent amended by this Second Amendment, all of the terms, provisions, conditions, agreements, covenants, representations, warranties and powers contained in the Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed. In the event of any inconsistency or conflict between this Second Amendment and the Agreement, the terms, provisions and conditions of this Second Amendment shall govern and control.

     3. Governing Law. This Second Amendment shall be governed by and construed in accordance with the internal laws of the State of Louisiana.

     IN WITNESS WHEREOF the parties hereto have executed this Second Amendment to Employment Agreement as of the day and year first above written.

                              EMPLOYER:
                              FLORES & RUCKS, INC.


                              By: /s/ Milton J. Womack
                                  ----------------------------------------------
                              Printed Name: Milton J. Womack
                                           -------------------------------------
                              Title:  Chairman of the Compensation Committee


                              EMPLOYEE: